Exhibit 10.9


                             Flotek Industries, Inc.
                               Board of Directors
                             Audit Committee Charter

Organization

This charter governs the operations of the Audit Committee (the "Committee") of Flotek Industries, Inc. (the "Company"). The Committee shall be appointed by the Board of Directors and shall comprise at least three directors, each of whom shall be independent of management and the Company, as defined under the rules and regulations of the Securities and Exchange Commission (the "Commission") and The Nasdaq Stock Market, Inc. ("Nasdaq"). A Committee member may not receive any compensation from the Company except for his or her service on the Committee or the Board of Directors. All Committee members shall be financially literate, and at least one member shall be a "financial expert" as defined by the Commission and Nasdaq. The financial expert shall have, through education and experience as a public accountant or auditor or as a principal financial officer, comptroller or principal accounting officer of a company, or in a position involving the performance of similar functions, financial expertise in accounting and auditing. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

Meetings

The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee shall meet periodically with management, the internal auditors and the independent auditors in separate executive sessions. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Statement of Policy

The Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the integrity of Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the performance of the Company's independent auditors, the annual independent audit of the Company's financial statements, the independent auditors' qualifications and independence, and the legal and regulatory compliance and ethics programs as established by management and the Board of Directors. In so doing, it is the responsibility of the Committee to maintain free and open communication among the Committee, independent auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel or other experts for this purpose.


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Responsibilities and Processes

The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors and report the results of their activities to the Board of Directors. It is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

The Committee shall have the sole authority to appoint, determine funding for, oversee and replace the independent auditors (subject, if applicable, to shareholders ratification). The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing in audit report or related work. The independent auditors shall report directly to the Committee.

The Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.

The Committee shall review and approve all related-party transactions involving management or any Board member and the Company.

The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.


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          o    The Committee  shall have a clear  understanding  with management and the independent  auditors that the  independent  auditors are
               ultimately   accountable  to  the  Board  of  Directors  and  the
               Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to
               evaluate  and,  where   appropriate,   replace  the   independent
               auditors. Annually, the Committee shall review and recommend to the Board of Directors the selection of the Company's independent auditors, subject to shareholders' approval. The Committee shall obtain and review a report from the independent auditors at least
               annually   regarding  (a)  the  independent   auditors'  internal
               quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by government or
               professional   authorities   within  the  preceding   five  years
               respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditors and Company. The Committee shall evaluate the qualifications, performance and independence of the independent auditors, including considering whether the auditors' quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditors' independence, and taking into account the opinions of management and internal auditors. The Committee
               shall  discuss  with  the  auditors   their   independence   from
               management and the Company and the matters included in the written disclosures required by the Independence Standards Board.
               The  Committee   shall  ensure  the  rotation  of  the  lead  (or
               coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

          o The Committee shall discuss with the independent auditors the overall scope and plans for their respective audits, including critical accounting policies and practices to be used and the adequacy of staffing and compensation. Also, the Committee shall discuss with management and the independent auditors the adequacy and effectiveness of the Company's accounting and financial controls, including the Company's major financial risk exposures, the Company's system to monitor and manage business risk and legal, regulatory and ethical compliance programs and the Company's compliance with such system and programs. Further, the Committee shall meet separately with the independent auditors, with and without management present, to discuss with the independent auditors the matters required to be discussed by Statement and Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course  of the  audit  work,  any  restrictions  on the  scope of activities or access to requested information, any significant disagreements with management and the results of the examinations.

          o The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purpose of this review.


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          o    The Committee  shall review with  management and the  independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K/20-F (or the annual report to
               shareholders   if  distributed   prior  to  the  filing  of  Form
               10-K/20-F), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements and recommend to the Board of Directors whether the audited financial statements should be included in the Company's Form 10-K/20-F. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

          o The Committee shall discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, alternative treatments of financial information within generally accepted accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

          o The Committee shall review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Form 10-K/20-F and Form 10-Q regarding any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

          o The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous treatment of such complaints, and (ii) the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.


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